CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 18, 2000, included in this Form 10-K, into the previously filed Registration Statement on Form S-8 (File No. 333-72377).


                                       /s/ ARTHUR ANDERSEN LLP


Phoenix, Arizona,
   March 24, 2000.